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                                 EXHIBIT 23(E)



                      CONSENT OF COOPERS & LYBRAND, L.L.P.
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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation in this registration statement on Form S-4 (File No. ______________________) of our report dated January 13, 1995, on our audits of the financial statements of Southern Banking Corporation and Subsidiary.



                                               Coopers & Lybrand L.L.P.

Orlando, Florida
February 29, 1996